Exhibit 99.1

Planet 13 Reports Unaudited, Preliminary Fourth Quarter and Full Year 2023 Financial Results and Date for Full Earnings Release

Las Vegas, Nevada – February 27, 2024 - Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNH) (“Planet 13” or the “Company”), a leading vertically-integrated multi-state cannabis company, today announced its unaudited preliminary financial results for the fourth quarter and full year ended December 31, 2023. All financial information is provided in U.S. dollars unless otherwise indicated and is prepared under U.S. Generally Accepted Accounting Principles (“GAAP”).

The Company will host a conference call on March 13, 2024, at 6:00 p.m. ET to discuss its fourth-quarter and year end financial results and provide investors with key business highlights, strategy, and outlook. The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: March 13, 2024 | Time: 6:00 p.m. ET

Participant Dial-in: Toll Free: 888-506-0062 or International: 973-528-0011. Access Code: 815562

Replay Dial-in: Toll Free: 877-481-4010 or International: 919-882-2331. Replay Passcode: 50013

Listen to webcast: https://www.webcaster4.com/Webcast/Page/2477/50013

“Given the turbulence of the last few months, the challenging macroeconomic backdrop, and the continued cannabis price compression we are seeing, I am pleased to report a solid quarter. We generated solid revenue performance and positive Adjusted EBITDA, driven by gross margin expansion and strong cost controls. We continue to hold ~9% of Nevada’s retail market share and top five brands in every category, demonstrating the strength of our Nevada operations and brand value,” said Larry Scheffler, Co-CEO of Planet 13. “In spite of recent events, Planet 13 is generating positive Adjusted EBITDA and continues to have a strong balance sheet with over $17 million in cash and effectively no debt. We are well capitalized to continue executing our announced growth plan in Florida and Nevada.”

“Towards the end of the quarter, we opened our new Illinois location and are working towards closing our acquisition of VidaCann and opening our consumption lounge at the Las Vegas SuperStore. These exciting additions are set to drive Planet 13’s next leg of growth,” said Bob Groesbeck, Co-CEO of Planet 13. “We’ve built an attractive portfolio of operations in highly sought-after states. As we look to 2024, our goal is to prepare for the exciting potential of adult use in Florida and increase our scale, efficiency and operating leverage in core states to drive growth in operating cashflow and shareholder value.”

Preliminary Unaudited Financial Highlights - Q4 2023

(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2023	2022	change	2023	2022	change
Total Revenue	$23.0	$24.8	-7.5%	$98.5	$104.6	-5.8%
Gross Profit	$11.0	$10.7	2.8%	$44.8	$48.0	-6.6%
Gross Profit %	47.8%	43.0%	11.2%	46%	46%	-0.8%
Operating Expenses	$18.1	$45.9	-60.5%	$94.8	$80.9	17.1%
Operating Expenses %	79%	185%		96%	77%	24.3%
Net Loss Before Provision for Income Taxes	$(10.3)	$(37.7)	nmf	$(62.1)	$(50.8)	22.2%
Net Loss	$(14.3)	$(38.6)	nmf	$(73.6)	$(59.5)	23.6%
Adjusted EBITDA	$1.3	$(0.6)	nmf	$1.9	$(7.5)	nmf
Adjusted EBITDA Margin %	5.6%	-3.2%		1.9%	(7.2)%

(Figures in millions)	As of December 31, 2023
Cash	$11.9
Restricted cash	$5.5
Total cash	$17.4
Total Assets	$151.7

Total debt	$0.9
Total Liabilities (includes Debt, Accounts Payable and Accrued Expenses, Income Tax Payable and ROU Lease Liabilities)	$44.1

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2023	2022	change	2023	2022	change

Net Loss	$(14.3)	$(38.6)	nmf	$(73.6)	$(59.5)	23.6%
Add impact of:
Interest expense	$(0.1)	$0.3	-143.6%	$(0.2)	$(0.2)	3.3%
Provision for income taxes	$4.0	$0.9	341.4%	$11.5	$8.8	31.8%
Depreciation and amortization	$2.0	$2.4	-17.0%	$8.2	$8.3	-1.9%
Depreciation included in cost of goods sold	$1.0	$1.1	-11.9%	$3.3	$1.9	71.3%
EBITDA	$(7.5)	$(34.0)	nmf	$(50.8)	$(40.7)	nmf
Impairment of goodwill and other intangibles	$7.2	$32.8	-78.1%	$46.8	$32.8	42.8%
Gain on sale-leaseback	$-	$(0.5)	nmf	$-	$(0.5)	nmf
Change in fair value of warrants	$-	$(0.4)	nmf	$(0.0)	$(7.2)	nmf
Professional fees expensed related to M&A activities	$0.2	$0.2	-7.6%	$2.6	$0.7	296.8%
Professional fees expensed related to SEC Domestic Issuer Form 10 filing and U.S Domestication from British Columbia to Nevada	$-	$-	0.0%	$0.3	$-	0.0%
Share-based compensation and related premiums	$1.3	$1.3	1.7%	$3.0	$7.5	-60.0%
Adjusted EBITDA	$1.3	$(0.6)	nmf	$1.9	$(7.5)	nmf

Note to Reader

These preliminary, unaudited selected financial results and disclosures contained in this press release are preliminary, based on information available to management as of the date of this press release, remain subject to the completion of normal quarter and year end accounting procedures and adjustments, and are subject to change. Planet 13’s independent registered public accounting firm has not completed its review and audit of the results for the quarter and year ended December 31, 2023.  Planet 13 undertakes no obligation to update the information in this press release in the event facts or circumstances change after the date of this press release. Planet 13 plans to release its complete financial results for the fourth quarter and full year 2023 on March 13, 2024.  A conference call to discuss the results will follow on March 13, 2024 at 6:00 pm EST.

About Planet 13

Planet 13 (https://planet13.com/investors/) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations across its locations in California, Nevada, Illinois, and upcoming sites in Florida. Home to the nation’s largest dispensary located just off The Strip in Las Vegas, Planet 13 recently opened its first Illinois dispensary in Waukegan, bringing unparalleled cannabis experiences to the Chicago metro area. Planet 13 holds a medical marijuana treatment center license in Florida allowing for state-wide expansion throughout the Sunshine State. Planet 13’s mission is to build a recognizable global brand known for world-class dispensary operations and innovative cannabis products. Licensed cannabis activity is legal in the states Planet 13 operates in but remains illegal under U.S. federal law. Planet 13’s shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and are quoted on the OTCQX under the symbol PLNH.

Cautionary Note Regarding Forward-Looking Information

This news release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this news release, forward-looking statements relate to the Company’s fourth quarter 2023 financial performance and expectations for future financial performance. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others, those assumptions, risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and any of the Company’s subsequent periodic reports filed with the U.S. Securities and Exchange Commission at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Forward-looking statements contained herein are made only as to the date of this press release and we assume no obligation to update or revise any forward-looking statements should they change, except as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

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